                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           STAR SERVICES GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           STAR SERVICES GROUP, INC.
                           2075 NORTH POWERLINE ROAD
                          POMPANO BEACH, FLORIDA 33069

                                      April 28, 2000

Dear Shareholders:

     It has been an exciting year at Star Services Group, Inc. We have worked very hard to meet the goals we have outlined throughout the year. We are looking forward to the rest of the year 2000.

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Star Services Group, Inc. which will be held at our corporate headquarters at 2075 North Powerline Road, Pompano Beach, Florida, on Friday, May 12, 2000 at 9:00 a.m., local time.

     At the meeting you will be asked to elect our Board of Directors. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe in more detail the matters to be presented at the meeting. In addition, we will be pleased to report on the affairs of the company and provide a discussion period for questions and comments of general interest to shareholders.

     We look forward to greeting personally those shareholders who are able to be present at the meeting. Whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, we request that you sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

     Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ JACK R. CASAGRANDE
                                          Jack R. Casagrande
                                          Chairman of the Board
                                          and Chief Executive Officer

                           STAR SERVICES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2000

To the shareholders of Star Services Group, Inc.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Star Services Group, Inc., a Florida corporation (the "Company"), will be held on Friday, May 12, 2000 at 9:00 a.m., local time, at the corporate headquarters of the Company at 2075 North Powerline Road, Pompano Beach, Florida 33069, for the following purposes:

          1. To elect seven members of the Board of Directors to hold office until the Company's 2001 annual meeting of shareholders or until their successors are duly elected and qualified; and

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 18, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. Shareholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Any shareholder attending the meeting may vote in person even if he or she returned a proxy. However, if a shareholder's shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the meeting, the shareholder must obtain from the record holder a proxy issued in his or her name.

                                          By order of the Board of Directors,

                                          Angelo Marzano
                                          Secretary
Pompano Beach, Florida
April 28, 2000

                           STAR SERVICES GROUP, INC.
                           2075 NORTH POWERLINE ROAD
                          POMPANO BEACH, FLORIDA 33069

                             ---------------------

                                PROXY STATEMENT
                      2000 ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

                                  INTRODUCTION

DATE, TIME AND PLACE OF ANNUAL MEETING

     The Company's Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the 2000 Annual Meeting of Shareholders to be held on Friday, May 12, 2000, at 9:00 a.m., local time, at the corporate headquarters of the Company at 2075 North Powerline Road, Pompano Beach, Florida 33069, and at any adjournments thereof.

RECORD DATE AND MAILING DATE

     The close of business on April 18, 2000 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We intend to mail this proxy statement and the accompanying proxy card on or about April 28, 2000 to all shareholders entitled to vote at the meeting.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the Record Date, 8,100,000 shares of Common Stock were issued and outstanding. Each such share is entitled to one vote on all matters to be presented at the Annual Meeting.

                          VOTING AT THE ANNUAL MEETING

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in accordance with the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. You can revoke your proxy by delivering to the Secretary of the Company, at the Company's address as listed above, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present if a majority of the outstanding shares of Common Stock are present in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. To be elected, a director must receive a plurality of the votes cast by the shares entitled to vote, provided a quorum is present. If any nominee for election to the Board of Directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors. To approve any other matter presented for shareholder approval, the number of shares voted in favor of the proposal must exceed the number of shares voted against the proposal, provided a quorum is present.

EFFECT OF ABSTENTIONS

     A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

EFFECT OF BROKER NON-VOTES

     Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

                            SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our soliciting material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                                STOCK OWNERSHIP

     The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock as of March 31, 2000, by (i) each person known to the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and officers as a group. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Star Services Group, Inc., 2075 North Powerline Road, Pompano Beach, Florida 33069. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.

                                                                 COMMON STOCK
                                                                 BENEFICIALLY
                                                                   OWNED(1)
                                                              -------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES     PERCENT
            ------------------------------------              ---------   -------
Charles D. Green(2).........................................  1,112,500    13.88%
Frank P. Marzano(3).........................................  1,112,500    13.88%
Patrick F. Marzano(4).......................................  1,112,500    13.88%
Jack R. Casagrande(5).......................................    645,000     7.96%
Rick Casagrande(6)..........................................    447,500     5.52%
Angelo Marzano(7)...........................................    300,000     3.70%
Samuel G. Weiss(8)..........................................     22,500        *
Thomas Roberts(9)...........................................     10,000        *
Phillip Foreman(10).........................................      5,000        *
All directors and executive officers as a group (9
  persons)(11)..............................................  4,767,500    58.85%

---------------

  *  Less than 1%

 (1) Percentage ownership based on 8,100,000 shares of common stock outstanding as of March 31, 2000.
 (2) Includes 12,500 shares of common stock subject to options either currently exercisable or exercisable by Mr. Green within 60 days of March 31, 2000.
 (3) Includes 12,500 shares of common stock subject to options either currently exercisable or exercisable by Mr. Marzano within 60 days of March 31, 2000.
 (4) Includes 12,500 shares of common stock subject to options either currently exercisable or exercisable by Mr. Marzano within 60 days of March 31, 2000.
 (5) Includes 25,000 shares of common stock subject to options either currently exercisable or exercisable by Mr. Casagrande within 60 days of March 31, 2000.
 (6) Includes 12,500 shares of common stock subject to options either currently exercisable or exercisable by Mr. Casagrande within 60 days of March 31, 2000.
 (7) Includes 12,500 shares of common stock subject to options either currently exercisable or exercisable by Mr. Marzano within 60 days of March 31, 2000.
 (8) Includes 12,500 shares of common stock subject to options either currently exercisable or exercisable by Mr. Weiss within 60 days of March 31, 2000.
 (9) Includes 7,500 shares of common stock subject to options either currently exercisable or exercisable by Mr. Roberts within 60 days of March 31, 2000.
(10) Includes 5,000 shares of common stock subject to options either currently exercisable or exercisable by Mr. Foreman within 60 days of March 31, 2000.
(11) Includes the information in the notes herein.

     To our knowledge, based solely on a review of copies of filings furnished to us and written or oral representations that no other reports were required, we believe that all of our directors and executive officers complied during 1999 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     Each of the current members of the Board of Directors has been nominated to be reelected as a director at the Annual Meeting. Each of the nominees will serve for a term expiring at the 2001 annual meeting of shareholders, or until his successor has been duly elected and qualified. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected. However, if any of them should become unavailable to serve as director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominees designated by the Board. Certain information concerning the nominees is set forth below.

                    NAME                       AGE           POSITION(S) HELD WITH THE COMPANY
                    ----                       ---   -------------------------------------------------
Jack R. Casagrande...........................  55    Chairman of the Board, Chief Executive Officer
                                                     and Director
Patrick F. Marzano...........................  52    President, Chief Financial Officer and
                                                     Director(1)
Phillip Foreman..............................  39    Chief Operating Officer and Director
Thomas R. Roberts............................  50    Vice President, Environmental Compliance and
                                                     Director
Frank P. Marzano.............................  27    Director
Rick Casagrande..............................  50    Director
Samuel G. Weiss..............................  51    Director

---------------

(1) Mr. Marzano assumed the title of Chief Financial Officer in April 2000 following the resignation of our former Chief Financial Officer, Richard Loss.

     Jack R. Casagrande has been the Chairman, Chief Executive Officer and a director of the Company since inception. In 1971, Mr. Casagrande founded Industrial Waste Services, Inc. ("IWS") in Miami-Dade County, Florida and, by 1984, the company had grown to be the largest waste hauling operation in the county and the second largest in the State of Florida. In 1984, IWS was purchased by Attwoods, plc and Mr. Casagrande became head of U.S. operations. During his tenure its revenues grew from $24 million in 1984 to over $300 million by the end of 1993. Attwoods had become the fourth largest waste services company in the United States prior to its acquisition by Browning-Ferris Industries ("BFI") in December 1994. Since that time, Mr. Casagrande has served as a business consultant to, and a director of, several private companies. Jack R. Casagrande is the brother of Rick Casagrande.

     Patrick F. Marzano is the founder, President, Chief Financial Officer and a director of the Company. Mr. Marzano graduated from St. John's University in Queens, New York in 1969 with a Bachelors of Science degree in Accounting. From 1969 to 1971, Mr. Marzano worked as a staff accountant at Price Waterhouse in New York City. In 1971, Mr. Marzano left Price Waterhouse and started his own accounting firm. Mr. Marzano has been a certified public accountant and a partner in Geller, Marzano & Company CPA's PC for the last twenty-seven years. He also has been involved as a CEO and partner/shareholder for over twenty years in several waste companies in New York and Florida. Patrick F. Marzano is the uncle of Angelo Marzano and the father of Frank P. Marzano.

     Phillip Foreman has been the Chief Operating Officer and a director of the Company since July 1999. From 1988 until 1993, Mr. Foreman served as the Regional Manager for Attwoods Florida operations and then became the CEO for Attwoods U.S. solid waste operations. As a result of the acquisition of Attwoods by BFI, Mr. Foreman became the Divisional Vice President for BFI's Florida Gulf Atlantic Division, where he oversaw operations generating $230 million in annual revenues. In 1996 Mr. Foreman left BFI and has since acted as a consultant to a number of entities in the waste industry including a consolidation group in New Jersey. Most recently, from November 1998 to July 1999 he served as the Director of Operations for Atlas Environmental, Inc.

     Thomas R. Roberts has been Vice President, Environmental Compliance and a director of the Company since 1998. From 1995 to 1998, Mr. Roberts served as Vice President of Atlas Environmental, Inc., including Atlas's 11 solely owned facilities. Mr. Roberts is the President of the Florida Recyclers Coalition, Inc. and serves as an instructor for the University of Florida Center for Training, Research and Education for Environmental Occupations (TREEO Center), co-sponsored by State of Florida Department of Environmental Protection and the Florida Sunshine Chapter of the Solid Waste Association of North America (SWANA). Mr. Roberts received the "Distinguished Service Award 1998" from SWANA for his coordination of Florida's C&D Operators Training Course. Mr. Roberts has served and serves on several Florida Department of Environmental Protection and local counties' C&D-related Task Forces and Technical Advisory Councils. Mr. Roberts has appeared as a speaker on C&D topics at the International WasteExpo, Florida Environmental Expo, Recycle Florida Today, FDEP's Future of Recycling Advisory Group, Florida's Organic Recyclers Association and FDEP's C&D Landfill Task Force.

     Frank P. Marzano, a director of the Company since inception, graduated from Pennsylvania State University in 1994 with a Bachelor of Science degree in Accounting. Mr. Marzano is a Certified Public Accountant and worked at KPMG Peat Marwick in New York City until 1996. In 1996, Mr. Marzano joined Geller, Marzano & Company CPAs PC in Port Washington, New York. While working at Geller Marzano, Mr. Marzano received his Masters in Taxation from Long Island University in January 1998. Mr. Marzano is managing partner of Geller Marzano. Frank P. Marzano is the son of Patrick F. Marzano and the cousin of Angelo Marzano.

     Rick Casagrande, a director of the Company since inception, graduated from Christ The King High School in Middle Village, New York in 1967. In 1971 he was one of the co-founders of Industrial Waste Services in Miami-Dade County, Florida. He has held various executive positions in several solid waste management companies including American Transfer Services, Inc. He is currently President of Total Care of Long Island. Rick Casagrande is the brother of Jack
R. Casagrande.

     Samuel G. Weiss, a director of the Company since its inception, is an attorney admitted to practice in the State of New York since 1974. He is currently a member of the firm of Weiss & Federici, LLP in Port Washington, New York of which he became a member in 1999. From 1988 through 1999, Mr. Weiss was a private practitioner in Port Washington, New York. Mr. Weiss received his B.A. degree from New York University in 1971. Mr. Weiss received his Juris Doctor from New York University in 1974 and his LLM in taxation from New York University in 1977. Mr. Weiss is General Counsel and a Director of Strategic Capital Resources, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                   MANAGEMENT

     Our executive officers are elected annually by the Board of Directors to serve at the discretion of the Board of Directors. Jack R. Casagrande, Partick
F. Marzano, Phillip Foreman and Thomas R. Roberts serve both on our Board of Directors and as executive officers. "Proposal 1 - Election of Directors" above discusses their business experience. In April 2000, Richard Loss, who served as our Chief Financial Officer since July 1999, resigned and Mr. Patrick F. Marzano assumed the title of Chief Financial Officer.

     The other executive officers of the Company are:

                NAME                   AGE      POSITION(S) HELD WITH THE COMPANY
                ----                   ---   ----------------------------------------
Charles D. Green.....................  64    Secretary
Angelo Marzano.......................  25    Treasurer and Assistant Secretary

     Charles D. Green. Mr. Green has served as Secretary of Star Services since inception. He served two years in the United States Army as a maintenance specialist for heavy equipment. In 1997, he formed American Refuse, Inc., a waste hauling company, and in 1986 he and a partner started Southeastern Reclamation, Inc., a recycling and hauling company. Mr. Green is currently a Vice President of Delta Recycling Corp. and Eastern Recycling.

     Angelo Marzano. Mr. Marzano has served as Treasurer and Assistant Secretary of Star Services since inception. He graduated from Pennsylvania State University in 1997, with a Bachelor of Science Degree in Business Logistics. Throughout his college education, he maintained a position in several waste companies. Upon graduation, Mr. Marzano began working at Delta Recycling Corp. Mr. Marzano is responsible for developing the internal controls and procedures for Delta Recycling Corp. Mr. Marzano is certified as a construction and demolition landfill and materials recovery facility operator. Angelo Marzano is the nephew of Patrick Marzano and the cousin of Frank P. Marzano.

BOARD AND COMMITTEE ACTIVITY; STRUCTURE AND COMPENSATION

     During 1999, the Board of Directors had two meetings. Each of the directors attended all of the meetings of the Board of Directors.

     The Company's operations are managed under the supervision of the Board of Directors, which has the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies.

     The Board of Directors has established three standing committees: the Executive Committee, the Compensation Committee and the Audit Committee. The Executive Committee is charged with making major management decisions and recommending policy directions to the Board of Directors as a whole. The Executive Committee is currently composed of Jack R. Casagrande, Phillip Foreman and Patrick F. Marzano. The Compensation Committee is charged with recommending to the Board the compensation for the Company's executives and administering the Company's stock option and benefit plans. The Compensation Committee is currently composed of Patrick F. Marzano, Jack R. Casagrande, Rick Casagrande and Samuel Weiss. The Audit Committee is charged with recommending to the Board the appointment of independent auditors of the Company, as well as discussing and reviewing with the independent auditors the scope of the annual audit and results thereof. The Audit Committee is currently composed of Patrick F. Marzano, Rick Casagrande and Samuel Weiss.

COMPENSATION OF DIRECTORS

     Directors who are officers or employees of the Company do not currently receive any compensation for attending meetings of the Board of Directors. Each independent director receives a fee of $1,500 for attending each board meeting and each committee meeting (unless held on the same day as the full Board meeting), in addition to reimbursement of reasonable expenses.

EMPLOYMENT AGREEMENTS

     We have entered into an employment agreement with Thomas Roberts. The agreement has a two-year term expiring on March 2001 and provides for a salary of approximately $104,000 and $115,000, respectively, for the first and second years of the term. The agreement contains standard confidentiality and non-solicitation provisions.

     We have entered into an employment agreement with Michael Adams. The agreement has a three-year term expiring on January 9, 2003 and provides a salary of approximately $80,000 plus a reasonable bonus for each of the three years. The agreement contains standard confidentiality and non-solicitation provisions.

STOCK OPTION PLAN

     The 1999 Stock Option Plan (the "1999 Plan") was adopted by the Board of Directors effective as of February 3, 1999, and was approved by the shareholders in February 1999. The 1999 Plan is intended to provide employees, consultants and directors with additional incentives by increasing their proprietary interests in Star Services. Under the 1999 Plan, we may grant options with respect to 2,000,000 shares of our Common Stock. As of March 31, 2000 the Company had options to purchase 759,000 shares of Common Stock outstanding, at a weighted average exercise price of $.30 per share.

     The Compensation Committee of the Board of Directors currently administers the Stock Option Plan. The Compensation Committee determines the employees, consultants and directors to whom options are granted, the type, size, and term of the options, the grant date, the expiration date, the vesting schedule and other terms and conditions of the options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

  Management Agreement

     In November 1999, we entered into an agreement to provide operational and administrative management services to J.R. Capital Corp. ("J.R. Capital"), a company owned by our Chairman Jack R. Casagrande. J.R. Capital owns and operates several material recovery facilities in Florida. The agreement is for a five-year period ending October 2004. Under the terms of the agreement, we provide administrative and managerial functions, maintain books and records and provide other services to J.R. Capital. In addition, we have agreed to permit J.R. Capital to dispose of waste at a rate equal to the lesser of fair market value or the same rate which we charge on an internal basis. In return, we receive an annual management fee of $1,537,293, receivable in monthly installments of $128,108. The full provisions of the agreement were deferred by the parties until January 1, 2000. As a result, for the year ended December 31, 1999, related party management fee income totaled $20,258.

     In addition, both parties allow each other to utilize any of each other's facilities for a price equal to 90% of the fair market value for such services charged to non-affiliate third parties. The agreement may be terminated by J.R. Capital upon 30 days written notice and by us upon 90 days written notice.

  Related Party Accounts

     During 1999, we derived $290,425 of revenue for disposal fees and trucking services provided to J.R. Capital. During 1999, we incurred $1,035,548 of costs for disposal fees at J.R. Capital's material recovery facilities.

     As of March 31, 2000, accounts payable includes net payables to J.R. Capital of $538,014. Accounts receivable includes net receivables from J.R. Capital of $38,160. Such payables and receivables are satisfied in the ordinary course of business.

     Delta Tall Pines Corp., our wholly-owned subsidiary has entered into a lease with Tidal Wave Investment Corporation, Inc. ("TWI") for a MRF in Palm Beach County. The lease has a term of four years commencing June 1, 1999. Payments under the lease are appropriately $20,000 per month. Messrs. Patrick F. Marzano and Jack R. Casagrande have a minority interest in TWI. We believe that the terms of the lease are no less favorable than would be available to an independent third party.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the year ended December 31, 1999 by the Company's Chief Executive Officer (the "Named Executive Officer"). None of our other executive officers earned compensation in excess of $100,000 during 1999.

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                           ANNUAL COMPENSATION(1)     ------------------
                                          -------------------------       SECURITIES        ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR   SALARY     BONUS     UNDERLYING OPTIONS   COMPENSATION
      ---------------------------         ----   -------   --------   ------------------   ------------
Jack R. Casagrande......................  1999   $39,000         --        100,000                 --
  Chairman and Chief Executive Officer

---------------

(1) The Company commenced operations in February 1999.

STOCK OPTION GRANTS

     The following table provides information on options granted for the fiscal year ended December 31, 1999 and subsequent to that date to Named Executive Officer of the Company. No options were exercised during that period.

                       OPTION GRANTS IN FISCAL YEAR 1999

                                                                  INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                                             -----------------------------------------------------------      VALUE AT ASSUMED
                                             NUMBER OF                                                     ANNUAL RATES OF STOCK
                                             SECURITIES                                                      PRICE APPRECIATION
                                             UNDERLYING   % OF TOTAL GRANTED     EXERCISE                    FOR OPTION TERM(3)
                                   DATE OF    OPTIONS      TO EMPLOYEES IN        PRICE       EXPIRATION   ----------------------
              NAME                  GRANT     GRANTED        FISCAL YEAR       ($/SHARE)(1)    DATE(2)       5%($)       10%($)
              ----                 -------   ----------   ------------------   ------------   ----------   ---------   ----------
Jack R. Casagrande...............  2/4/99     100,000          13.18%              0.30         2/4/04     $8,228.45   $18,315.30

---------------

(1) Prior to June 7, 1999, there was no public market for our common stock. The exercise price of each of these options granted prior to that date is equal to the fair market value of our common stock on the date of grant as determined by our board of directors.
(2) Each of the options granted has a term of five years, vesting 25% on the first anniversary of the option grant date and 25% on each succeeding anniversary of the grant date thereafter until fully vested.
(3) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, the Named Executive Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, if the executive were to sell the shares on the date of exercise, so there is no assurance that the value realized will be equal to or near the potential realizable value as calculated in this table.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

     The following table sets forth certain information concerning unexercised stock options held by our Named Executive Officer as of December 31, 1999. No stock options were exercised by the Named Executive Officer during 1999. No stock appreciation rights have been granted or outstanding.

                                                     NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                         SHARES                  OPTIONS AT DECEMBER 31, 1999         DECEMBER 31, 1999
                       ACQUIRED ON    VALUE      ----------------------------    ----------------------------
                        EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                       -----------   --------    -----------    -------------    -----------    -------------
Jack R. Casagrande...         --     $     --      25,000          75,000         $117,500(2)     $352,500(2)

---------------

(1) The closing price of the Common Stock as reported on the OTC Bulletin Board on December 31, 1999 was $5.00.
(2) Values are calculated by multiplying (i) the difference between $5.00 and the option exercise price of $0.30 by (ii) the number of shares of common stock underlying the option.

                               PERFORMANCE GRAPH

     The Securities and Exchange Commission requires us to present a graph comparing the cumulative total shareholder return on our common stock with the cumulative total shareholder return of (i) a broad equity market index and (ii) a published industry index or peer group. Although such a graph would normally be for a five-year period, our common stock has been listed on the OTC Bulletin Board only since July 7, 1999 and, as a result, the following graph reflects only the period during which our common stock has been listed on that market.

     The graph below compares our common stock with (i) the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and (ii) the Standard & Poor's Waste Management Index (the "Waste Management Index"). The total return for each of the common stock, the S&P 500 Index and the Waste Management Index assumes the reinvestment of dividends, although we have not declared any dividends on our common stock. This graph assumes an initial investment of $100 on July 7, 1999 in the stocks comprising the S&P 500 Index and the stocks comprising the Waste Management Index and an initial investment of $100 in our common stock. The stock price performance on the following graph is historical and not necessarily indicative of future stock price performance.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
 STAR SERVICES GROUP, INC., S&P 500 STOCK INDEX AND S&P WASTE MANAGEMENT INDEX
                     FROM JULY 7, 1999 TO DECEMBER 31, 1999

                                                STAR SERVICES GROUP, INC.            S&P 500              S&P WASTE MANAGEMENT
                                                -------------------------            -------              --------------------
7/7/99                                                   100.00                      100.00                      100.00
9/99                                                      97.50                       93.76                       42.11
12/99                                                    100.00                      107.71                       36.69

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountants for the year ended December 31, 1999 was the firm of Horton and Company LLC.

                                 OTHER MATTERS

     The Board knows of no other business to be brought before the Annual Meeting. The Annual Report to Shareholders for the fiscal year ended December 31, 1999 is included with this Proxy Statement and is being provided to each shareholder entitled to vote at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies in their discretion, unless they are directed by a proxy to do otherwise.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by December 20, 2000 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                           STAR SERVICES GROUP, INC.
                           2075 NORTH POWERLINE ROAD
                          POMPANO BEACH, FLORIDA 33069

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

   The undersigned holder of Common Stock of Star Services Group, Inc., a Florida corporation (the "Company"), hereby appoints Jack R. Casagrande and Patrick F. Marzano, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the Company's 2000 Annual Meeting of Shareholders, to be held on Friday, May 12, 2000, at 9:00 a.m., local time, at the Company's corporate headquarters at 2075 North Powerline Road, Pompano Beach, Florida 33069, and at any adjournments or postponements thereof.

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED    [X] PLEASE MARK YOUR VOTES AS
IN THIS EXAMPLE.

1. Election of Directors.

  [ ] Vote for all Nominees Listed Below (except as written below)

  ------------------------------------------------------------------------------

  [ ] Vote Withheld from all Nominees

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL
   THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1).

  NOMINEES:
   Jack R. Casagrande, Patrick F. Marzano, Phillip Foreman, Thomas R. Roberts, Frank P. Marzano, Rick Casagrande, Samuel G. Weiss

   (Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)

  ------------------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN.

   PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

   The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 1999 Annual Report to Shareholders.

                                              ----------------------------------
                                              DATE

                                              ----------------------------------
                                              SIGNATURE

                                              ----------------------------------
                                              SIGNATURE (If held jointly)

                                              Note: Please sign exactly as your
                                              name appears hereon and mail it
                                              promptly even though you may plan
                                              to attend the meeting. When shares
                                              are held by joint tenants, both
                                              should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by president or
                                              other authorized officer. If
                                              partnership, please sign in the
                                              partnership name by authorized
                                              person.